                                                                    EXHIBIT 4.31





                                SUPPLEMENT NO. 6

                                       TO

                            SERIES 1998-1 SUPPLEMENT

                           dated as of August 31, 2000

                                      among

                            RENTAL CAR FINANCE CORP.,

                        DOLLAR RENT A CAR SYSTEMS, INC.,

                        THRIFTY RENT-A-CAR SYSTEM, INC.,

                     DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.,

                             BANKERS TRUST COMPANY,
                        as Trustee and Enhancement Agent

                  CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH,
                 as the Series 1998-1 Letter of Credit Provider

                                       and

                          DOLLAR THRIFTY FUNDING CORP.,
                      as the sole Series 1998-1 Noteholder

                                SUPPLEMENT NO. 6
                           TO SERIES 1998-1 SUPPLEMENT

     This Supplement No. 6 to Series 1998-1 Supplement dated as of August 31, 2000 ("Supplement No. 6"), among Rental Car Finance Corp., an Oklahoma corporation ("RCFC"), Dollar Rent A Car Systems, Inc., an Oklahoma corporation ("Dollar"), Thrifty Rent-A-Car System, Inc., an Oklahoma corporation
("Thrifty"), Dollar Thrifty Automotive Group, Inc., a Delaware corporation ("DTAG"), Bankers Trust Company, a New York banking corporation, as Trustee and Enhancement Agent (the "Trustee"), Credit Suisse First Boston, New York Branch, as the Series 1998-1 Letter of Credit Provider ("CSFB"), and Dollar Thrifty Funding Corp., an Oklahoma corporation, as the sole Series 1998-1 Noteholder ("DTFC")(RCFC, Dollar, Thrifty, DTAG, the Trustee, CSFB and DTFC are collectively referred to herein as the "Parties").

                                    RECITALS:

     A. RCFC, as Issuer, and the Trustee entered into that certain Base Indenture dated as of December 13, 1995, as amended by the Amendment to Base Indenture dated as of December 23, 1997 (the "Base Indenture"); and

     B. RCFC and the Trustee entered into that certain Series 1998-1 Supplement dated as of March 4, 1998, as subsequently (i) amended by Amendment No. 1 to Series 1998-1 Supplement dated as of March 4, 1999, (ii) supplemented by Supplement No. 1 to Series 1998-1 Supplement dated as of March 4, 1999, (iii) supplemented by Supplement No. 2 to Series 1998-1 Supplement dated as of March 4, 1999, (iv) supplemented by Supplement No. 3 to Series 1998-1 Supplement dated as of October 20, 1999, (v) supplemented by Supplement No. 4 to Series 1998-1 Supplement dated as of February 18, 2000, and (vi) supplemented by Supplement No. 5 to Series 1998-1 Supplement dated as of July 17, 2000 (as amended and supplemented to the date hereof, the "Series 1998-1 Supplement"; the Base Indenture and any Supplement thereto, including the Series 1998-1 Supplement are collectively referred to herein as the "Indenture"); and

     C. The Parties wish to amend the Series 1998-1 Supplement as provided herein.

     NOW THEREFORE, the Parties hereto agree as follows:

     1. Definitions.  Capitalized terms used in this Supplement No. 6 not herein
        ------------
defined shall have the meaning contained in the Series 1998-1 Supplement and if not defined therein shall have the meaning set forth in the Definitions List attached as Schedule 1 to the Base Indenture.

     2. Amendments. The Series 1998-1 Supplement is hereby amended as follows:
        -----------

          (a) By deleting the following definitions contained in Article 2(b) in their entirety:

          "Carryover Controlled Amortization Amount"

          "Controlled Amortization Amount"

          "Controlled Distribution Amount"

          "Series 1998-1 Controlled Amortization Period"

          "Series 1998-1 Controlled Distribution Amount Deficiency"

          (b) By deleting the reference to "March 4, 2001" in the definition of "Series 1998-1 Expected Final Payment Date" contained in Article 2(b) and replacing it with "March 3, 2003."

          (c) By deleting the phrase "the Series 1998-1 Controlled Amortization Period and" contained in subparagraph (ii) of the definition of "Series 1998-1 Invested Percentage" contained in Article 2(b).

          (d) By deleting the definition of "Series 1998-1 Revolving Period" contained in Article 2(b) in its entirety and replacing it with the following:

               ""Series 1998-1 Revolving Period" means, with respect to any class of the Series 1998-1 Notes, the period from and including the Series 1998-1 Closing Date to the commencement (if any) of the Series 1998-1 Rapid Amortization Period."

          (e) By deleting the reference to "March 4, 2001" in the definition of "Series 1998-1 Termination Date" contained in Article 2(b) and replacing it with "March 3, 2003."

          (f) By deleting Section 4.7(b) in its entirety and replacing it with the following:

          "(b) INTENTIONALLY DELETED."
               ------------- --------

          (g) By deleting the phrase "and the Controlled Amortization Period Profits" contained in Section 4.7(c)(ii)(1).

          (h) By deleting the  cross-reference  to  "4.7(b)(i)(3)"  contained in
                                                     -------------
     Section 4.7(d).

          (i) By deleting Section 4.7(d)(vii) in its entirety and replacing it with the following:

          "(vii) INTENTIONALLY DELETED."
                 ------------- --------

          (j) By deleting Sections 4.10(a)(i) and (ii) in their entirety and replacing them with the following:

               "(i) INTENTIONALLY DELETED.
                    ------------- --------
               (ii) INTENTIONALLY DELETED."
                    ------------- --------

          (k) By deleting Section 4.10(a)(iv) in its entirety and replacing it with the following:

               "(iv) On each Payment Date occurring on or after the date a withdrawal is made pursuant to Section 4.10(a)(iii) of this Supplement, the Trustee shall, in accordance with Section 5.1 of the Base Indenture and the Master Servicer's most recent Monthly Certificate pay to the Series 1998-1 Noteholders specified in
               Section 4.10(a)(iii) the amount deposited in the Series 1998-1 Distribution Account for the payment of principal pursuant to
               Section 4.10(a)(iii) of this Supplement."

          (l) By  deleting  the  cross-reference  to  "(b)(v)(1)"  contained  in
                                                       ----------
     Section 4.14(b).

          (m) By deleting  the  cross-reference  to  "(b)(iii)(1)"  contained in
                                                      ------------
     Section 4.15(a).

     3. Effect of Supplement. Except as expressly set forth herein, this Supplement No. 6 shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the Parties hereto under the Series 1998-1 Supplement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Series 1998-1 Supplement, all of which are hereby ratified and affirmed in all respects by each of the Parties hereto and shall continue in full force and effect. This Supplement No. 6 shall apply and be effective only with respect to the provisions of the Series 1998-1 Supplement specifically referred to herein and any references in the Series 1998-1 Supplement to the provisions of the Series 1998-1 Supplement specifically referred to herein shall be to such provisions as amended by this Supplement No. 6.

     4. Applicable Provisions. Pursuant to Section 11.2 of the Base Indenture and Section 8.6 of the Series 1998-1 Supplement, the Trustee, RCFC, the Servicers, the Required Noteholders with respect to the Series 1998-1 Notes and the Series 1998-1 Letter of Credit Provider may enter into a supplement to the Indenture for the purpose of amending any provisions of the Series 1998-1 Supplement provided that the Rating Agencies shall confirm that such supplement will not result in the reduction or withdrawal of their ratings applicable to the Commercial Paper Notes and, as evidenced by an Opinion of Counsel, such supplement affects only the Series 1998-1 Noteholders.

     5. Waiver of Notice. Each of the Parties hereto waives any prior notice and
        ------ -- -------
any notice period that may be required by any other agreement or document in connection with the execution of this Supplement No. 6.

     6. Binding Effect. This Supplement No. 6 shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

     7.  GOVERNING  LAW. THIS  SUPPLEMENT NO. 6 SHALL BE CONSTRUED IN ACCORDANCE
         ---------  ---
WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAWS), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     8.  Counterparts.  This  Supplement  No. 6 may be executed in any number of
         -------------
counterparts and by different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.


                         [SIGNATURES ON FOLLOWING PAGES]

     IN WITNESS WHEREOF, the Parties have caused this Supplement No. 6 to be duly executed and delivered as of the day and year first above written.

RCFC:

RENTAL CAR FINANCE CORP.,
an Oklahoma corporation

By: _____________________________________________
         Pamela S. Peck
         Vice President


TRUSTEE AND ENHANCEMENT AGENT:

BANKERS TRUST COMPANY, a New York banking corporation

By: _____________________________________________
         Name: __________________________________
         Title: _________________________________


SERVICERS:

DOLLAR RENT A CAR SYSTEMS, INC.,
an Oklahoma corporation

By: _____________________________________________
         Michael H. McMahon
         Treasurer

THRIFTY RENT-A-CAR SYSTEM, INC.,
an Oklahoma corporation

By: _____________________________________________
         Pamela S. Peck
         Treasurer

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.,
a Delaware corporation

By: _____________________________________________
         Pamela S. Peck
         Treasurer


SERIES 1998-1 LETTER OF CREDIT PROVIDER:

CREDIT SUISSE FIRST BOSTON, NEW YORK
BRANCH, a Swiss banking corporation

By: _____________________________________________
         Name: __________________________________
         Title: _________________________________

By: _____________________________________________
         Name: __________________________________
         Title: _________________________________


SOLE SERIES 1998-1 NOTEHOLDER:

DOLLAR THRIFTY FUNDING CORP.,
an Oklahoma corporation

By: _____________________________________________
         Pamela S. Peck
         Vice President

     The following financial institutions hereby consent to the foregoing Supplement No. 6 as of the day and year first above written.

LIQUIDITY COMMITMENT:         LIQUIDITY LENDER:


$75,000,000                   CREDIT SUISSE FIRST BOSTON, NEW YORK
                              BRANCH, a Swiss banking corporation


                              By: ________________________________________
                                       Name: _____________________________
                                       Title: ____________________________

                              By: ________________________________________
                                       Name: _____________________________
                                       Title: ____________________________

LIQUIDITY COMMITMENT:         LIQUIDITY LENDER:


$65,000,000                   THE CHASE MANHATTAN BANK


                              By: ________________________________________
                                       Name: _____________________________
                                       Title: ____________________________

LIQUIDITY COMMITMENT:         LIQUIDITY LENDER:


$50,000,000                   ING (U.S.) CAPITAL, LLC


                              By: ________________________________________
                                       Name: _____________________________
                                       Title: ____________________________

LIQUIDITY COMMITMENT:         LIQUIDITY LENDER:


$70,000,000                   THE BANK OF NOVA SCOTIA


                              By: ________________________________________
                                       Name: _____________________________
                                       Title: ____________________________

LIQUIDITY COMMITMENT:         LIQUIDITY LENDER:


$50,000,000                   ABN AMRO BANK N.V.


                              By: ________________________________________
                                       Name: _____________________________
                                       Title: ____________________________

                              By: ________________________________________
                                       Name: _____________________________
                                       Title: ____________________________

LIQUIDITY COMMITMENT:         LIQUIDITY LENDER:


$40,000,000                   CREDIT INDUSTRIEL ET COMMERCIAL


                              By: ________________________________________
                                       Name: _____________________________
                                       Title: ____________________________

                              By: ________________________________________
                                       Name: _____________________________
                                       Title: ____________________________

LIQUIDITY COMMITMENT:         LIQUIDITY LENDER:


$40,000,000                   DRESDNER BANK AG, NEW YORK AND
                              GRAND CAYMAN BRANCHES


                              By: ________________________________________
                                       Name: _____________________________
                                       Title: ____________________________

                              By: ________________________________________
                                       Name: _____________________________
                                       Title: ____________________________

LIQUIDITY COMMITMENT:         LIQUIDITY LENDER:


$25,000,000                   FLEET NATIONAL BANK


                              By: ________________________________________
                                       Name: _____________________________
                                       Title: ____________________________

LIQUIDITY COMMITMENT:         LIQUIDITY LENDER:


$25,000,000                   BBL INTERNATIONAL (U.K.) LTD


                              By: ________________________________________
                                       Name: _____________________________
                                       Title: ____________________________


                              By: ________________________________________
                                       Name: _____________________________
                                       Title: ____________________________

LIQUIDITY COMMITMENT:         LIQUIDITY LENDER:


$30,000,000                   BANK OF MONTREAL


                              By: ________________________________________
                                       Name: _____________________________
                                       Title: ____________________________

LIQUIDITY COMMITMENT:         LIQUIDITY LENDER:


$50,000,000                   BANK ONE, TEXAS N.A.


                              By: ________________________________________
                                       Name: _____________________________
                                       Title: ____________________________

LIQUIDITY COMMITMENT:         LIQUIDITY LENDER:


$30,000,000                   BAYERISCHE LANDESBANK GIROZENTRALE,
                                 NEW YORK BRANCH


                              By: ________________________________________
                                       Name: _____________________________
                                       Title: ____________________________


                              By: ________________________________________
                                       Name: _____________________________
                                       Title: ____________________________

LIQUIDITY COMMITMENT:         LIQUIDITY LENDER:


$25,000,000                   COMERICA BANK


                              By: ________________________________________
                                       Name: _____________________________
                                       Title: ____________________________

LIQUIDITY COMMITMENT:         LIQUIDITY LENDER:


$25,000,000                   MORGAN GUARANTY TRUST COMPANY OF
                              NEW YORK


                              By: ________________________________________
                                       Name: _____________________________
                                       Title: ____________________________

LIQUIDITY COMMITMENT:         LIQUIDITY LENDER:


$50,000,000                   DEUTSCHE BANK AG, NEW YORK A/O
                             CAYMAN ISLANDS BRANCHES


                              By: ________________________________________
                                       Name: _____________________________
                                       Title: ____________________________

                              By: ________________________________________
                                       Name: _____________________________
                                       Title: ____________________________

LIQUIDITY COMMITMENT:         LIQUIDITY LENDER:


$25,000,000                   KBC BANK


                              By: ________________________________________
                                       Name: _____________________________
                                       Title: ____________________________

                              By: ________________________________________
                                       Name: _____________________________
                                       Title: ____________________________

LIQUIDITY COMMITMENT:         LIQUIDITY LENDER:


$25,000,000                   WELLS FARGO BANK


                              By: ________________________________________
                                       Name: _____________________________
                                       Title: ____________________________